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                                  United States



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): MARCH 11, 2004


                           CITGO PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)

           DELAWARE                            1-14380                              73-1173881
(State or other jurisdiction of        (Commission File Number)       (I.R.S. Employer Identification No.)
incorporation or organization)
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         ONE WARREN PLACE, 6100 SOUTH YALE AVENUE, TULSA, OKLAHOMA 74136
               (Address of principal executive office) (Zip Code)


                                 (918) 495-4000
              (Registrant's telephone number, including area code)

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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The purpose of this report is to furnish information about CITGO Petroleum
Corporation included in its News Release, announcing fourth quarter and year end
2003 results, dated March 10, 2004, a copy of which is included as Exhibit 99.1.


ITEM 7. EXHIBITS

         c. EXHIBITS

                  Exhibit 99.1 News Release issued by CITGO Petroleum
                  Corporation dated March 10, 2004, entitled "CITGO Announces
                  Fourth Quarter and Year End 2003 Results."


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                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities
Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           CITGO PETROLEUM CORPORATION


Date: March 11, 2004                       /s/          Larry Krieg
                                           -------------------------------------
                                                        Larry Krieg
                                           Controller (Chief Accounting Officer)



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                                INDEX TO EXHIBITS

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
EXHIBIT
NUMBER                  DESCRIPTION
-------                 -----------
99.1                    Press Release
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